Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                               Kenneth H. Shubin Stein, MD, CFA
                                                1995 Broadway, Suite 1801
                                                New York, NY  10023


Date(s) of Event Requiring Statement:           04/17/08
                                                04/18/08

Issuer and Ticker Symbol:                       Resource America, Inc. (REXI)
Relationship to Issuer:                         10% Owner
Designated Filer:                               Spencer Capital Management, LLC


TABLE I INFORMATION

Title of Security:                              Common Stock


Transaction Date:                               04/17/08
Transaction Code:                               S
Amount of Securities and Price:                 884 at $9.50 per share
                                                500 at $9.52 per share
                                                755 at $9.53 per share
                                                100 at $9.58 per share
                                                100 at $9.60 per share

Transaction Date:                               04/18/08
Transaction Code:                               S
Amount of Securities and Price:                 2,953 at $9.63 per share
                                                2,300 at $9.64 per share
                                                738 at $9.65 per share
                                                9,322 at $9.66 per share
                                                1,200 at $9.68 per share
                                                3,109 at $9.69 per share
                                                8,699 at $9.70 per share
                                                432 at $9.71 per share
                                                11,552 at $9.72 per share
                                                9,969 at $9.73 per share
                                                1,100 at $9.74 per share
                                                400 at $9.75 per share


Securities Acquired (A) or Disposed of (D):     D
Amount of Securities Beneficially Owned
    Following Reported Transactions:            1,807,403
Ownership Form:                                 I
Nature of Indirect Beneficial Ownership:        (1)(2)